                                                                    EXHIBIT 10.6

           MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF
            RENTS AND LEASES, FIXTURE FILING AND FINANCING STATEMENT

      THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A TRANSMITTING UTILITY.

       THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY AND FUTURE ADVANCE
                                   PROVISIONS.

THIS INSTRUMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS. THIS INSTRUMENT AND THE LIENS CREATED PURSUANT HERETO COVER, AMONG OTHER THINGS, PRODUCTS AND PROCEEDS. THIS INSTRUMENT ALSO COVERS FIXTURES IN WHICH MORTGAGOR OWNS AN INTEREST. THIS INSTRUMENT CONTAINS AN ASSIGNMENT OF RENTS AND LEASES.

A POWER OF SALE HAS BEEN GRANTED IN THIS DEED OF TRUST. A POWER OF SALE MAY ALLOW MORTGAGEE TO TAKE THE COLLATERAL ENCUMBERED BY THIS DEED OF TRUST AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS DEED OF TRUST.

                                      FROM

                                  [MORTGAGOR],
                                  as Mortgagor

                                       TO

                             [Sean Murphy], Trustee
                               for the benefit of

             UNION BANK OF CALIFORNIA, N.A., as Administrative Agent
                          (Mortgagee and Secured Party)

                                  July 13, 2004

For purposes of filing this Deed of Trust as a financing statement, the mailing address of Mortgagor is 100 Crescent Court, Suite 1600, Dallas, Texas 75201-6927, Attention: Steve McDonnell; the mailing address of Mortgagee is 445 South Figueroa Street, 15th Floor, Los Angeles, California 90071, Attention: Don Smith.

                       ***********************************

                                  Page 1 of 33

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ATTENTION OF RECORDING OFFICER:  This instrument is a mortgage of both real and personal property and is, among other things, a Security Agreement and Financing Statement under the Uniform Commercial Code. This instrument creates a lien on rights in or relating to lands of Mortgagor which are described in Exhibit A hereto.

RECORDED DOCUMENT SHOULD BE RETURNED TO:

                          BRACEWELL & PATTERSON, L.L.P.
                           South Tower Pennzoil Place
                        711 Louisiana Street, Suite 2900
                              Houston, Texas 77002
                          Attention: Stephanie Koo Song

           MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF
            RENTS AND LEASES, FIXTURE FILING AND FINANCING STATEMENT

      THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A TRANSMITTING UTILITY. THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY AND FUTURE ADVANCE PROVISIONS.

      THIS MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES, FIXTURE FILING, AND FINANCING STATEMENT (this "Deed of Trust") dated effective as of July 13, 2004, is executed and delivered by [MORTGAGOR] ("Mortgagor"), to [Sean Murphy] as Trustee for the benefit of UNION BANK OF CALIFORNIA, N.A. (the "Mortgagee") in its capacity as the administrative agent under the Credit Agreement (as defined below) and on behalf of the Credit Parties (as hereinafter defined). The addresses of Mortgagor and Mortgagee appear in Section 6.12 of this Deed of Trust.

                                   WITNESSETH:

      WHEREAS, this Deed of Trust is executed in connection with, and pursuant to the terms of, the Credit Agreement dated as of July 7, 2004 (as hereafter renewed, extended, amended, supplemented and/or restated from time-to-time, the "Credit Agreement") among HEP Operating Company, L.P., a Delaware limited partnership, as borrower ("Borrower"), the banks party thereto from time to time (individually, a "Bank" and collectively, the "Banks"), the Banks issuing letters of credit thereunder from time to time (individually, an "Issuing Bank" and collectively, the "Issuing Banks"), and Mortgagee as administrative agent for the Banks and the Issuing Banks ("Administrative Agent").

      WHEREAS, the Borrower is the principal financing entity for all capital requirements of certain of its Subsidiaries. Mortgagor is a wholly-owned Subsidiary of Borrower, and Mortgagor will derive substantial direct or indirect benefit from the transactions contemplated by the Credit Documents.

      WHEREAS, the Borrower or any of its Subsidiaries may from time-to-time enter into one or more Interest Rate Contracts with a Bank or an Affiliate of a Bank (each such counterparty, a "Swap Counterparty", and together with the Banks, the Issuing Banks, the Mortgagee, and Administrative Agent being collectively referred to herein as the "Credit Parties") and Mortgagor will directly or indirectly benefit from such Interest Rate Contracts.

      WHEREAS, it is a condition to the performance obligation of Mortgagee and of the Banks under certain of the Credit Documents that Mortgagor shall have executed and delivered this Deed of Trust.

      Now, therefore, in consideration of the foregoing and for other good and valuable consideration and in order to induce Mortgagee, Administrative Agent, Issuing Banks, and the Banks to enter into the Credit Agreement and the Swap Counterparties to enter into the Interest Rate Contracts, Mortgagor has agreed to execute and deliver this Deed of Trust and Mortgagor (a) wishes to make this Deed of Trust in favor of the Trustee for the benefit of Mortgagee on behalf of the Credit Parties to secure the Secured Obligations (as defined below) and (b) hereby agrees as follows:

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                                    ARTICLE I

                                   DEFINITIONS

      1.1 DEFINED TERMS UNDER THE CREDIT AGREEMENT. As used in this Deed of Trust, and in the event such terms are not otherwise defined in this Deed of Trust, such terms shall have the meanings assigned to such terms in the Credit Agreement.

      1.2 CERTAIN DEFINED TERMS. As used in this Deed of Trust, the following terms shall have the following meanings (unless otherwise indicated, such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

            (a) "Accounts" means all accounts (as that term is defined in the UCC) and all other rights to payment now or hereafter owned by Mortgagor, or in which Mortgagor holds or acquires any other right, title or interest, whether or not earned by Mortgagor by performance.

            (b) "Books, Records, and Data" means all of the following, whether written or in electronically reproducible form, to the extent any of the following is used in connection with or associated with the ownership and/or operation of the Refined Products Pipeline Systems or the Refined Products Terminals: all documents; instruments; papers; books; records; books of account; files and data, including engineering, operating, and other technical data, summaries, reports, drawings, and maps; certificates; financial statements; ledgers; minute books; and environmental studies and plans.

            (c) "Contracts" means all contracts and agreements now in effect, or hereafter entered into by Mortgagor, Mortgagor's predecessors in interest, or by any other parties to the extent that Mortgagor has any right or interest thereto or thereunder for the sale, purchase, marketing, exchange, processing, treating, compressing, handling, storing, transporting, transmitting or gathering of Hydrocarbons, to the extent such contracts and agreements cover, include or relate to all or any portion of the Lands and the Systems, including without limitation, the Omnibus Agreement, the Pipelines and Terminals Agreement and the other contracts and agreements described on Schedule 1 attached hereto and made a part hereof, and all exhibits, schedules and other attachments to such contracts, as the same may be amended, supplemented or otherwise modified or replaced from time to time.

            (d) "Fixtures" means any fixture or fixtures now or hereafter owned or leased by Mortgagor, or in which Mortgagor holds or acquires any other right, title or interest, constituting "fixtures" under the UCC or that is considered a "fixture" pursuant to any applicable Legal Requirement of any jurisdiction in which such property is located or pursuant to the Legal Requirements of which the character, constitution, or classification of such property may be determined. "Fixtures" as used in this Deed of Trust includes, but shall not be limited to, the Fixture Operating Equipment, all pipe that comprises part of a pipeline system owned in whole or in part by Mortgagor, and any and all additions,

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      substitutions and replacements of any of the foregoing, wherever located, including all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto together with all proceeds, products, renewals, increases, profits, substitutions, replacements, additions, and accessions of any of the foregoing.

            (e) "Fixture Operating Equipment" means any equipment related to or used in connection with the operation of fixtures, including, without limitation, the items described in the first sentence of the definition of Operating Equipment (as hereinafter defined), which as a result of being incorporated into realty or structures or improvements located therein or thereon, with the intent that they remain there permanently, constitute fixtures under the laws of the state in which such equipment is located.

            (f) "General Intangibles" means all general intangibles now or hereafter owned by Mortgagor, or in which Mortgagor holds or acquires any other right, title or interest, constituting "general intangibles" or "payment intangibles" under the UCC, including intellectual property, trademarks, trademark applications, trademark registrations, trade names, fictitious business names, business names, company names, business identifiers, prints, labels, trade styles and service marks (whether or not registered), trade dress, including logos and/or designs, copyrights, patents, patent applications, or goodwill of Mortgagor's businesses symbolized by any of the foregoing, trade secrets, license rights, license agreements, permits, franchises, and any rights to tax refunds to which Mortgagor is now or hereafter may be entitled.

            (g) "Hydrocarbons" means oil, gas, coal seam gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith from a well bore and all products, by-products, and other substances derived therefrom or the processing thereof, and all other minerals and substances produced in conjunction with such substances, including, but not limited to, sulfur, geothermal steam, water, carbon dioxide, helium, and any and all minerals, ores, or substances of value and the products and proceeds therefrom.

            (h) "Lands" means the real property (including any buildings and improvements located thereon) (i) described or referred to in the Exhibit A attached hereto or (ii) described in any instrument or document described in Exhibit A and which descriptions are incorporated herein by reference.

            (i) "Leases" means any and all leases or subleases means all leases or subleases covering the Lands or the Systems or any portion thereof now or hereafter existing or entered into.

            (j) "Mortgaged Property" means, (x) with respect to the lien created by this Deed of Trust, all of Mortgagor's right, title, and interest in the following, to the extent such property is capable of being encumbered by the liens other than the security interest granted hereunder pursuant to any applicable Legal Requirement, and (y) with respect to the security interest granted to Mortgagee pursuant to this Deed of Trust, all of

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      Mortgagor's right, title, and interest in the following, to the extent such property is capable of being encumbered by the security interest granted hereunder pursuant to any applicable Legal Requirement:

                  (i)    Accounts;

                  (ii)   Books, Records, and Data;

                  (iii)  Fixtures;

                  (iv)   General Intangibles;

                  (v)    the Lands;

                  (vi)   Leases and Rents;

                  (vii)  Material Contracts;

                  (viii) Operating Equipment;

                  (ix)   Refined Products;

                  (x)    the Systems;

                  (xi)   the Servitudes;

                  (xii) all other real, personal, or mixed property which comprises a part of, is necessary for, and/or is used or is held for use in connection with any of the foregoing;

                  (xiii) any of the foregoing that is acquired by Mortgagor at any time after the date of Deed of Trust and

                  (xiv)  any Proceeds of any of the foregoing.

            (k) "Operating Equipment" means all surface or subsurface machinery, equipment, facilities, supplies, or other tangible personal property, including oil wells, gas wells, water wells, injection wells, gas processing plants, casing, tubing, rods, pumps, pumping units and engines, christmas trees, derricks, separators, gun barrels, flow lines, tanks, tank batteries, gas systems (for gathering, treating, compression, disposal or injection), chemicals, solutions, water systems (for treating, disposal and injection), pipe, pipelines, meters, apparatus, boilers, compressors, liquid extractors, connectors, valves, fittings, power plants, poles, lines, cables, wires, transformers, starters and controllers, machine shops, tools, machinery and parts, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, loading docks, loading racks and shipping facilities, fixtures, and other appurtenances, appliances and property of every kind and character, movable or immovable, together with all improvements, betterments and additions, accessions and attachments thereto and replacements thereof, in each case wherever located and to the extent any of such tangible personal property is used in connection with or associated with the ownership and/or operation of the Lands or the Systems. For the avoidance of doubt, but without limiting the generality of the foregoing, "Operating Equipment" shall not include any items incorporated into realty or structures or improvements located therein or thereon in such a manner that such items no longer remain personalty under the laws of the state in which such equipment is located.

            (l) "Organizational Documents" means (i) in the case of a corporation, its articles or certificate of incorporation and bylaws, (ii) in the case of a general partnership, its partnership agreement, (iii) in the case of a limited partnership, its certificated of limited partnership and partnership agreement, (iv) in the case of a limited liability company, its articles of organization and operating agreement or regulations, and (v) in the case of any other entity and, to the extent any of the types of entities previously described have other organizational and governance documents and agreements not otherwise described in this definition, its and their organizational and governance documents and agreements.

            (m) "Personalty Collateral" means any part of the Mortgaged Property constituting personal property or with respect to which the UCC governs the creation, attachment, and perfection of liens and security interests in such property, whether or not such property is exclusively considered "personal property" pursuant to any applicable Legal Requirement of any jurisdiction in which such property is located or pursuant to the Legal Requirements of which the character, constitution, or classification of such property may be determined.

            (n) "Proceeds" means "proceeds" as that term is defined in the UCC, and includes, but is not limited to, all proceeds of any or all of the Mortgaged Property, including without limitation (i) any and all proceeds of, and all claims for, any property insurance, indemnity, warranty or guaranty payable from time to time with respect to any of the Mortgaged Property, (ii) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Mortgaged Property by any Governmental Authority (or any person acting under color of governmental authority), (iii) all proceeds received or receivable when any or all of the Mortgaged Property is sold, exchanged or otherwise disposed, whether voluntarily, involuntarily, in foreclosure or otherwise, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Mortgaged Property.

            (o) "Realty Collateral" means any part of the Mortgaged Property constituting real property, whether or not such property is exclusively considered "real property" pursuant to any applicable Legal Requirement of any jurisdiction in which such property is located or pursuant to the Legal Requirements of which the character, constitution, or classification of such property may be determined.

            (p) "Refined Products" means gasoline, diesel fuel, jet fuel, liquid petroleum gases, asphalt and asphalt products, and all other products refined, separated, fractionated, settled, and dehydrated from any Hydrocarbon or other petroleum product.

            (q) "Rents" means all of Mortgagor's right, title, and interest in and to all rents, issues, profits, revenues, royalties, income, and other benefits derived from any leases or other transfers of any other part of the Mortgaged Property.

            (r) "Secured Obligations" means:

                  (i) The "Obligations", as that term is defined in the Credit
            Agreement, including all indebtedness evidenced by the Notes;

                  (ii) All other indebtedness, obligations, and liabilities of the Borrower or any of its Subsidiaries, whether now existing or hereafter arising under or pursuant to the Credit Agreement, this Deed of Trust, any Guaranty, any Interest Rate Contract with a Swap Counterparty, or any of the other Credit Documents, whether fixed or contingent, joint or several, direct or indirect, primary or secondary, and regardless of how created or evidenced, and including without limitation, any interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding;

                  (iii) All sums advanced or costs or expenses incurred by
            Mortgagee or any of the other Credit Parties (whether by it directly or on its behalf by the Trustee), which are made or incurred pursuant to, or allowed by, the terms of this Deed of Trust plus interest thereon from the date of the advance or incurrence until reimbursement of Mortgagee or such Credit Party charged at the same rate of interest as Reference Rate Advances are charged when an Event of Default exists as set forth in the Credit Agreement;

                  (iv) All future advances or other value, of whatever class or for whatever purpose, at any time hereafter made or given by Mortgagee or any of the other Credit Parties to the Borrower or any of its Subsidiaries under or pursuant to any Credit Document or any Interest Rate Contract with a Swap Counterparty; and

                  (v) All renewals, extensions, modifications, amendments,
            rearrangements and substitutions of all or any part of the above whether or not Mortgagor executes any agreement or instrument.

            (s) "Servitudes" means any and all land use agreements, permits, servitudes, rights of way, easements, licenses, Leases and similar devices, whether now existing or hereafter arising, for the construction, maintenance and operation of the Systems.

            (t) "Systems" shall mean all pipeline, refrigeration, processing, treating, gathering, storage, exchange, handling, transmitting, distributing, or transporting systems, plants, terminals and facilities now owned or hereafter acquired by Mortgagor and located on all or any portion of the Land, including without limitation all of the following properties whether now owned or hereafter acquired by
      Mortgagor: (i) the pipelines, systems, plants, terminals and facilities described in Exhibit A, and (ii) all of the accessories or component parts thereto, whether or not particularly described herein, including without limitation, (A) all equipment, facilities, compressors, lengths of pipe and any and all other types of pipe actually employed in the construction of the systems, plants, terminals and facilities, including all loops, laterals, fittings, connections, valves, mains, meter's, dehydrators, scrubbers, controls, tubing, casings surrounding any piping, casing seals, casing insulators and casing vents, and all joints, connections or flanges, rods, gauges and all compressor, tank and pump sites, pipe, piping, pipe racks, truck racks, pumps, engines, compressors, block valves, heaters, coolers, filters, refrigerators, dehydrators, extractors, measurement and pigging facilities, tanks, storage tanks, loading racks, scales, markers, including caution signs, aerial markers, navigable waterway marks, mile posts, and ground markers, and all other types of markers, cathodic protection test stations, regulators, starters, motors, engines, housing, leaders, orifices, skid-mounted equipment, exchangers, regenerators, reboilers, refrigeration equipment, separators, meters, valves, block valves and generators and all other natural gas and all surface or underground facilities, and all fences, and all pressure gauges and other gauges, and all interconnections with other pipelines, and all side valves, blowdown valves, mainline valves, and all test leads, (C) all materials or gas products or by-products processing, treating, fractionating, refuting, refrigeration, gas gathering, transporting, storing, delivering and/or marketing equipment, (D) all other items or types of equipment and associated or component parts or supplies, including any and all machinery, tools, blueprints, plans, furniture, furnishings, fixtures and other goods of Mortgagor, (E) all spare parts, replacements or substitutions of any of the foregoing and all other appurtenances of the Systems or their above-described associated or component parts, whether as a result of repair, replacement or addition and whether attached to, incorporated with the Systems or used in connection with the Systems whether or not the same is situated in, on or under all or any portion of the Lands, (F) all other personal property and fixtures of every kind and character on, incident, appurtenant or belonging to and used in connection with the interest of Mortgagor in all or any portion of the Lands or the Systems, and (G) all Proceeds and products of any of the foregoing.

            (u) "UCC" means, at any time, the Uniform Commercial Code in effect in the state of Texas at that time.

      1.3 INTERPRETATIONS. All meanings assigned to any defined terms used in this Deed of Trust, unless otherwise indicated, are to be equally applicable to both the singular and plural forms of the terms defined. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Deed of Trust, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Deed of Trust shall refer to this Deed of Trust as a whole and not to any particular provision of this Deed of Trust.

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                                   ARTICLE II

                      GRANTING CLAUSES; SECURED OBLIGATIONS

      2.1 CONVEYANCE AND GRANT OF LIEN. In consideration of the advances, issuances, or extensions by the Credit Parties to Borrower of the funds or credit constituting the Secured Obligations (including the making of the Advances and the issuing of the Letters of Credit), and in further consideration of the mutual covenants contained herein, Mortgagor, by this Deed of Trust hereby grants, sells, transfers, assigns and conveys with a general warranty of title, and WITH THE POWER OF SALE, for the uses, purposes and conditions hereinafter set forth, all of its right, title and interest in and to the Mortgaged Property unto Trustee, and to his successor or successors or substitutes IN TRUST, WITH POWER OF SALE, in trust to secure the payment and performance of the Secured Obligations for the benefit of Mortgagee and the ratable benefit of the Credit Parties.

TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee and his successors or substitutes in trust and to his and their successors and assigns forever for the benefit of the Credit Parties, together with all and singular the rights, hereditaments and appurtenances thereto in anywise appertaining or belonging, to secure payment of the Secured Obligations and the performance of the covenants of Mortgagor contained in this Deed of Trust. Mortgagor does hereby bind itself, its successors and permitted assigns, to warrant and forever defend all and singular the Mortgaged Property unto the Trustee and his successors or substitutes in trust, and their successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof.

      2.2 CONVEYANCE AND GRANT OF SECURITY INTEREST. For the same consideration and to further secure the Secured Obligations, Mortgagor hereby grants to Mortgagee for its benefit and the ratable benefit of the other Credit Parties a security interest in and to the Mortgaged Property.

      2.3 ASSIGNMENT OF RENTS AND LEASES. Mortgagor hereby assigns, transfers, conveys, and sets over to Mortgagee all of Mortgagor's estate, right, title and interest in, to and under the Leases, whether existing on the date hereof or hereafter entered into, together with any changes, extensions, revisions or modifications thereof and all rights, powers, privileges, options and other benefits of Mortgagor as the lessor under the Leases regarding the current tenants and any future tenants, and all the Rents from the Leases, including those now due, past due, or to become due. Mortgagor irrevocably appoints Mortgagee its true and lawful attorney-in-fact, at the option of Mortgagee, upon the occurrence and during the continuance of an Event of Default, to take possession and control of the applicable portions of the Mortgaged Property, pursuant to Mortgagor's rights under the Leases, to exercise any of Mortgagor's rights under the Leases, and to demand, receive and enforce payment, to give receipts, releases and satisfaction and to sue, in the name of Mortgagor or Mortgagee, for all of the Rents. THE POWER OF ATTORNEY GRANTED HEREBY SHALL BE IRREVOCABLE AND COUPLED WITH AN INTEREST AND SHALL TERMINATE ONLY UPON THE INDEFEASIBLE PAYMENT IN FULL IN CASH OF THE SECURED OBLIGATIONS (INCLUDING ALL LETTER OF CREDIT OBLIGATIONS), THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT AND ALL OBLIGATIONS OF THE ISSUING BANKS AND THE BANKS IN RESPECT OF LETTERS OF CREDIT, AND THE EXPIRATION OR TERMINATION OF ALL COMMITMENTS, AND MORTGAGOR HEREBY RELEASES MORTGAGEE

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FROM ALL LIABILITY (OTHER THAN AS A RESULT OF THE GROSS NEGLIGENCE OR WILLFUL
MISCONDUCT OF MORTGAGEE) WHATSOEVER FOR THE EXERCISE OF THE FOREGOING POWER OF ATTORNEY AND ALL ACTIONS TAKEN PURSUANT THERETO. The consideration received by Mortgagor to execute and deliver this assignment and the liens and security interests created herein is legally sufficient and will provide a direct economic benefit to Mortgagor. It is intended by Mortgagor and Mortgagee that the assignment set forth herein constitutes an absolute assignment and not merely an assignment for additional security. Notwithstanding the foregoing, this assignment shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions, or provisions of Mortgagor contained in the Leases or otherwise to impose any obligation upon Mortgagee, and, so long as no Event of Default shall have occurred and be continuing, Mortgagor shall have a license, revocable by Mortgagee, to possess and control the Leases and collect and receive the Rents. Upon the occurrence of an Event of Default, such license in favor of Mortgagor shall be automatically revoked. Mortgagee's acceptance of the assignment of the Rents under this Deed of Trust shall not be deemed to constitute Mortgagee a "secured party in possession," nor obligate Mortgagee to appear in or defend any proceeding relating to the Rents, any Leases, or the Mortgaged Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation under any Leases.

      2.4 AFTER-ACQUIRED MORTGAGED PROPERTY. Any and all of the Mortgaged Property which is acquired after the date of this Deed of Trust shall, immediately and without any further conveyance, assignment, or act on the part of Mortgagor or Mortgagee, be subject to the Liens granted pursuant to this Deed of Trust as fully and completely as though specifically described herein and as though such Mortgaged Property had been owned by Mortgagor on the date of this Deed of Trust.

      2.5 REVOLVING CREDIT AND FUTURE ADVANCES. It is contemplated and acknowledged that the Secured Obligations may include revolving credit loans and advances from time to time, and that this Deed of Trust shall have effect as of the date hereof to secure all Secured Obligations, regardless of whether any amounts are advanced on the date hereof or on a later date or, whether having been advanced, are later repaid in part or in whole and further advances made at a later date. This Deed of Trust secures all future advances and obligations constituting Secured Obligations.

      2.6 SECURITY FOR SECURED OBLIGATIONS. The Liens and other rights granted pursuant to Section 2.1 and Section 2.2 of this Deed of Trust secure, and the Mortgaged Property is security for, the prompt performance and payment in full in cash when due, whether at stated maturity, by acceleration or otherwise, of the Secured Obligations. Notwithstanding that the balance of the Secured Obligations may at certain times be zero and that no Secured Obligations may at certain times be outstanding, the Liens granted hereunder and this Deed of Trust shall remain in full force and effect at all times and with the same priority until the payment in full in cash of the Secured Obligations and the expiration or termination of the Credit Documents.

      2.7 PRODUCTS AND PROCEEDS. THE LIENS AND SECURITY INTERESTS GRANTED BY MORTGAGOR UNDER THIS DEED OF TRUST INCLUDE ALL PRODUCTS AND PROCEEDS OF THE MORTGAGED PROPERTY.

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                                   ARTICLE III

                   REPRESENTATIONS, WARRANTIES, AND COVENANTS

      3.1 REPRESENTATIONS AND WARRANTIES. Subject to the provisions of the Credit Agreement and any express exceptions contained therein, Mortgagor represents and warrants as follows:

            (a) Mortgagor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization and in good standing and qualified to do business in each jurisdiction where its ownership or lease of property or conduct of its business requires such qualification and where a failure to be qualified could reasonably be expected to cause a Material Adverse Effect.

            (b) The execution, delivery, and performance by Mortgagor of this Deed of Trust and the consummation of the transactions contemplated hereby
      (a) are within Mortgagor's powers, (b) have been duly authorized by all necessary action, (c) do not contravene (i) Mortgagor's Organizational Documents or (ii) any applicable Legal Requirement or Contract binding on or affecting Mortgagor or its property, and (d) will not result in or require the creation or imposition of any Lien prohibited by the Credit Documents.

            (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for (i) the due execution, delivery and performance by Mortgagor of this Deed of Trust or
      (ii) the consummation of the transactions contemplated thereby.

            (d) This Deed of Trust has been duly executed and delivered by Mortgagor. This Deed of Trust to which Mortgagor is a party is the legal, valid, and binding obligation of Mortgagor and is enforceable against Mortgagor in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights generally.

            (e) Mortgagor has good, valid and marketable title to the Mortgaged Property free from all Liens, security interests or other encumbrances other than the Permitted Liens. Other than the Permitted Liens and other than those for which waivers or consents have been obtained and delivered to the Mortgagee on or prior to the date hereof, there are no preferential purchase rights held by third parties affecting any part of the Mortgaged Property or rights of third parties to prohibit the assignment, conveyance, pledge, or mortgage of any part of the Mortgaged Property without the consent of such third parties.

            (f) The Land, Servitudes and other interests and rights in real property described in Exhibit A constitute all of the Lands and Servitudes necessary for the construction, ownership, maintenance, access to and operation of the Systems affected by this Deed of Trust and the description in Exhibit A hereto includes a complete and accurate description of all such properties, rights, and interests in real property.

            (g) All of the Contracts affecting any interest in the Lands or the rest of the Mortgaged Property are valid, subsisting and in full force and effect, and Mortgagor has no knowledge that a default exists under any of the terms or provisions, express or implied, of any of such Contracts. All of the Contracts and obligations of Mortgagor that relate to the Lands constitute legal, valid and binding obligations of Mortgagor. Neither Mortgagor nor, to the knowledge of Mortgagor, any other party to any such Contract (i) is in breach of or default, or with the lapse of time or the giving of notice, or both, would be in breach or default, with respect to any obligations under any such Contract, whether express or implied, or
      (ii) has given or threatened to give notice of any default under or inquiry into any possible default under, or action to alter, terminate, rescind or procure a judicial reformation of, any such Contract.

            (h) All rentals and other payments due under or with respect to the Lands have been properly and timely paid. All taxes due and payable have been properly and timely paid except for such taxes being contested in good faith by appropriate proceedings, and for which reserves shall have been made therefore and except for such taxes as are being currently paid prior to delinquency in the ordinary course of business. All expenses due and payable under the terms of the Contracts have been properly and timely paid except for such expenses being contested in good faith by appropriate proceedings, and for which reserves shall have been made therefor and except for such expenses as are being currently paid prior to delinquency in the ordinary course of business.

            (i) Mortgagor shall, at all times, comply in all material respects with all Environmental Law.

            (j) To the knowledge of Mortgagor, except in compliance with all Environmental Law and in the ordinary course of Mortgagor's business, the Mortgaged Property has never been used by Mortgagor or any prior owner of the Mortgaged Property as a dump site or storage (whether temporary or permanent) site for Hazardous Substance.

            (k) Mortgagor has filed with the appropriate state and federal agencies all necessary rate and collection filings and all necessary applications for well determinations under the Natural Gas Act of 1938, as amended, the Natural Gas Policy Act of 1978, as amended, and the rules and regulations of the Federal Energy Regulatory Commission (the "FERC") thereunder, and each such application has been approved by or is pending before the appropriate state or federal agency.

            (l) All necessary regulatory filings have been properly made in connection with the operation of Mortgagor's business related to the Mortgaged Property except where a failure to make such filing could reasonably be expected to cause a Material Adverse Effect.

            (m) ADDRESS AND IDENTIFICATION INFORMATION.

                  (i) As of the date of this Mortgage, Mortgagor's address,
            place of business, residence, chief executive office and office where Mortgagor keeps its records concerning Accounts, Contract Rights and General Intangibles is set forth in the Section 6.12, and there has been no change in the location of any Mortgagor's place of business, residence, chief executive office and office where it keeps such records and no change of Mortgagor's name during the four months immediately preceding the date of this Deed of Trust.

                  (ii) Mortgagor's (x) federal tax identification number is
            ___________ and organizational number is ___________, (y) state of formation or organization, as applicable is Delaware, and (z) correctly-spelled name is ________________.

                  (iii) Mortgagee's address is set forth in Section 6.12 hereto.

                  (iv) Trustee's address is set forth in Section 6.12 hereto.

      3.2 COVENANTS. Subject to the provisions of the Credit Agreement and any express exceptions contained therein, Mortgagor agrees as follows:

            (a) Payment of Lienable Claims. Mortgagor shall make prompt payment when due and owing of all taxes, assessments, and governmental charges imposed on or assessed against this instrument, upon the interest of Mortgagee or the Trustee, upon the Mortgaged Property or any part thereof, or upon the revenues, income, or profits from any of the above, except for such amounts as are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been established . Mortgagor shall make prompt payment when due and owing of all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, and in general will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, except for such amounts as are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been established.

            (b) Operation of Mortgaged Property. Mortgagor shall operate the Mortgaged Property, continuously and in a good workmanlike manner in accordance with all Legal Requirements and comply in all material respects with all terms and conditions of the Servitudes it now holds and each assignment or Contract obligating Mortgagor in any way with respect to the Mortgaged Property; but nothing herein shall be construed to empower Mortgagor to bind the Trustee or Mortgagee or any other Credit Party to any contract or obligation or render the Trustee or Mortgagee or any other Credit Party in any way responsible or liable for bills or obligations incurred by Mortgagor.

            (c) Maintenance of Easements. Mortgagor shall keep and continue, or cause to be kept and continued, all material Servitudes, estates and interests herein described and all contracts and agreements relating thereto in full force and effect in accordance with the terms thereof and will not permit the same to lapse or otherwise become impaired for failure to comply with the obligations thereof, whether express or implied.

      Without limiting the generality of the foregoing sentence, Mortgagor shall not release any of the Servitudes without the prior written consent of Mortgagee.

            (d) Other Encumbrances. Mortgagor shall not create, assume, incur or suffer to exist, or permit any of its Subsidiaries to create, assume, incur or suffer to exist, any Lien on or in respect of any of the Mortgaged Property, whether now owned or hereafter acquired, or assign or otherwise convey, or permit any such Subsidiary to assign or otherwise convey, any right to receive income, in each case to secure or provide for the payment of any Debt, trade payable or other obligation or liability of any Person; provided, however, that notwithstanding the foregoing, Mortgagor or any of its Subsidiaries may create, incur, assume or suffer to exist the Permitted Liens.

            (e) Environmental Conditions. If at any time any Hazardous Substance is discovered on, under, or about any of the Realty Collateral or any other real property owned or operated by Mortgagor ("Other Property") in violation of any Environmental Law in any material respect, Mortgagor will inform Administrative Agent of the same and of Mortgagor's proposed response as required under Environmental Law, including, without limitation, the performance of any required investigatory or remedial activity, and Mortgagor will, at its sole cost and expense, remedy or remove such Hazardous Substances from such real property or Other Property or the groundwater underlying such real property or Other Property in accordance with (a) the approval of the appropriate Governmental Authority, if any such approval is required under Environmental Laws, and
      (b) all Environmental Laws. In addition to all other rights and remedies of Administrative Agent and the Credit Parties under the Credit Documents, but subject to Mortgagor's right to contest the performance of any such response, as further described in this Section, if such Hazardous Substances require remediation or removal as set forth in this Section but has not been remedied or removed from the affected Mortgaged Property or Other Property or the groundwater underlying such Mortgaged Property or Other Property by the Borrower within the time periods contemplated by the applicable response, Administrative Agent may, at its sole discretion and after giving Mortgagor written notification of its intention to self-implement any required response, pay to have the same remedied or removed in accordance with the applicable remediation program, and Mortgagor will reimburse Administrative Agent therefore within ten days of Administrative Agent's demand for payment. Mortgagor shall have the right to contest any notice, directive or other demand of any third party, including without limitation, any Governmental Authority, to remedy or remove Hazardous Substances from any Mortgaged Property or any Other Property so long as Mortgagor diligently prosecutes such contest to completion, complies with any final order or determination and, before such contest, either furnishes Administrative Agent security in an amount equal to the cost of remediation or removal of the Hazardous Substances or posts a bond with a surety satisfactory to Administrative Agent in such amount. MORTGAGOR SHALL BE SOLELY RESPONSIBLE FOR, AND WILL INDEMNIFY AND HOLD HARMLESS ADMINISTRATIVE AGENT AND EACH OTHER CREDIT PARTY AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST, ANY AND ALL LOSSES, DAMAGES, DEMANDS, CLAIMS, CAUSES OF ACTION, JUDGMENTS, ACTIONS, ASSESSMENTS, PENALTIES, COSTS, EXPENSES

      AND LIABILITIES DIRECTLY OR INDIRECTLY ARISING OUT OF OR ATTRIBUTABLE TO ANY HAZARDOUS SUBSTANCES AT ANY REALTY COLLATERAL OR ANY OTHER PROPERTY, INCLUDING, WITHOUT LIMITATION, THE FOLLOWING: (Y) THE COSTS OF ANY REPAIR, CLEANUP OR DETOXIFICATION OF ANY MORTGAGED PROPERTY OR OTHER PROPERTY REQUIRED UNDER ENVIRONMENTAL LAW, AND THE PREPARATION AND IMPLEMENTATION OF ANY CLOSURE, REMEDIAL OR OTHER PLANS REQUIRED UNDER ENVIRONMENTAL LAW; AND (Z) ALL REASONABLE COSTS AND EXPENSES INCURRED BY ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY IN CONNECTION WITH CLAUSE (Y) ABOVE, INCLUDING REASONABLE ATTORNEYS' FEES; PROVIDED, HOWEVER, THAT MORTGAGOR SHALL NOT BE LIABLE FOR ANY OF THE FOREGOING THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ADMINISTRATIVE AGENT OR A CREDIT PARTY AFTER TAKING POSSESSION OF THE MORTGAGED PROPERTY. The covenants and indemnities provided in this section shall survive the repayment or any other satisfaction of the Secured Obligations.

            (f) Notification. Mortgagor will notify Mortgagee of any material destruction, loss, termination or acquisition of any of its Mortgaged Property within three Business Days thereof.

      3.3 FURTHER ASSURANCES; DEFENSE OF CLAIMS. Subject to the provisions of the Credit Agreement and any express exceptions contained therein, Mortgagor further agrees as follows:

            (a) Promptly upon request and at its expense, Mortgagor shall cure any defects in the creation, execution and delivery of this Deed of Trust. Mortgagor hereby authorizes the Mortgagee to file any financing statements without the signature of Mortgagor to the extent permitted by applicable law in order to perfect or maintain the perfection of any security interest granted under this Deed of Trust. Mortgagor at its expense will promptly execute and deliver to the Mortgagee upon reasonable request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of Mortgagor in this Deed of Trust, or to further evidence and more fully describe the Mortgaged Property, or to correct any omissions in this Deed of Trust, or to state more fully the security obligations set out herein, or to perfect, protect or preserve any Liens created pursuant hereto, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith or to enable the Mortgagee to exercise and enforce its rights and remedies with respect to any Mortgaged Property.

            (b) Within 30 days after a request by the Mortgagee or any Credit Party to cure any title defects or exceptions which are not Permitted Liens and which, individually or in the aggregate, (i) materially interfere with the ordinary conduct of Business, (ii) materially detract from the value or the use of the portion of the Mortgaged Property affected thereby, or (iii) could reasonably be expected to have a Material Adverse Effect, the Mortagor shall cure such title defects or exceptions or substitute such Mortgaged Property with acceptable Property of an equivalent value with no title defects or exceptions and deliver to the Mortagee satisfactory title evidence in form and substance acceptable to the Mortagee in its reasonable business judgment as to the Mortagor's title in such Property and the Mortagee's Liens and security interests therein.

            (c) Mortgagor shall promptly notify Mortgagee in writing of the commencement of any legal proceeding affecting Mortgagor's title to the Mortgaged Property or Mortgagee's Lien or security interest in the Mortgaged Property, or any part thereof and which (i) materially interferes with the ordinary conduct of Business, (ii) materially detracts from the value or the use of the portion of the Mortgaged Property affected thereby, or (iii) could reasonably be expected to have a Material Adverse Effect. Mortgagor shall take such action, employing attorneys agreeable to Mortgagee, as may be necessary to preserve Mortgagor's, the Trustee's and Mortgagee's rights affected thereby. If Mortgagor fails or refuses to adequately or vigorously, in the reasonable judgment of Mortgagee, defend Mortgagor's, the Trustee's or Mortgagee's rights to the Mortgaged Property, the Trustee or Mortgagee may take such action on behalf of and in the name of Mortgagor and at Mortgagor's expense. Moreover, Mortgagee or the Trustee on behalf of Mortgagee, may take such independent action in connection therewith as they may in their discretion deem proper, including the right to employ independent counsel and to intervene in any suit affecting the Mortgaged Property. All costs, expenses and attorneys' fees incurred by Mortgagee or the Trustee pursuant to this Section 6.3 or in connection with the defense by Mortgagee of any claims, demands or litigation relating to Mortgagor, the Mortgaged Property or the transactions contemplated in this Deed of Trust shall be paid by Mortgagor as provided in Section 6.2 below.

            (d) Mortgagor shall maintain and preserve the Lien and security interest herein created as an Acceptable Security Interest.

            (e) Mortgagor shall give Mortgagee at least thirty days' prior written notice before it amends, its name or changes its jurisdiction of incorporation, organization, or formation, as applicable.

      3.4 RECORDING. Mortgagor shall promptly (at Mortgagor's own expense) record, register, deposit and file this Deed of Trust and every other instrument in addition or supplement hereto, including applicable financing statements, in such offices and places within the state where the Mortgaged Property is located and at such times and as often as may be necessary to preserve, protect and renew the Lien and security interest herein created as an Acceptable Security Interest on real or personal property as the case may be, and otherwise shall do and perform all matters or things necessary or expedient to be done or observed by reason of any Legal Requirement for the purpose of effectively creating, perfecting, maintaining and preserving the Lien and security interest created hereby in and on the Mortgaged Property.

      3.5 RECORDS, STATEMENTS AND REPORTS. Mortgagor shall keep proper books of record and account in which complete and correct entries shall be made of Mortgagor's transactions in accordance with the method of accounting required in the Credit Agreement and shall furnish or cause to be furnished to Mortgagee the reports required to be delivered pursuant to the terms of the Credit Agreement.

      3.6 COVENANTS RUNNING WITH THE LAND. All covenants and agreements herein contained shall constitute covenants running with the Land.

      3.7 INCORPORATION OF COVENANTS FROM CREDIT AGREEMENT. The covenants applicable to Mortgagor and to the Mortgaged Property contained in Article V and
Article VI of the Credit Agreement are hereby confirmed and restated, each such covenant, together with all related definitions and ancillary provisions, being hereby incorporated into this Deed of Trust by reference as though specifically set forth in this Section, and Mortgagor hereby agrees that Mortgagor shall perform and comply with such covenants until the indefeasible payment in full in cash of the Secured Obligations (including all Letter of Credit Obligations), the termination or expiration of all Letters of Credit and all obligations of the Issuing Banks and the Banks in respect of Letters of Credit, and the expiration or termination of all Commitments.

                                   ARTICLE IV

                                     DEFAULT

      4.1 EVENTS OF DEFAULT. An Event of Default under the terms of the Credit Agreement shall constitute an "Event of Default" under this Deed of Trust.

      4.2 ACCELERATION UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default (other than pursuant to paragraph (e) of Section 7.01 of the Credit Agreement), Mortgagee may, or shall at the request of the Majority Banks, declare the entire unpaid principal of, and the interest accrued on, and all other amounts owed in connection with, the Secured Obligations to be forthwith due and payable, whereupon the same shall become immediately due and payable without any protest, presentment, demand, notice of intent to accelerate, notice of acceleration or further notice of any kind, all of which are hereby expressly waived by Mortgagor. If any Event of Default pursuant to paragraph (e) of Section 7.01 of the Credit Agreement shall occur, the entire unpaid principal of, and the interest accrued on, and all other amounts owed in connection with, the Secured Obligations shall immediately and automatically become and be due and payable in full, without presentment, demand, protest or any notice of any kind (including, without limitation, any notice of intent to accelerate or notice of acceleration) all of which are hereby expressly waived by Mortgagor. Whether or not Mortgagee or the Majority Banks elect to accelerate as herein provided, Mortgagee may simultaneously, or thereafter, without any further notice to Mortgagor, exercise any other right or remedy provided in this Deed of Trust or otherwise existing under the Credit Agreement or any other Credit Document or any other agreement, document, or instrument evidencing obligations owing from Mortgagor to any of the Credit Parties.

                                    ARTICLE V

                               MORTGAGEE'S RIGHTS

      5.1 RIGHTS TO REALTY COLLATERAL UPON DEFAULT.

            (a) Operation of Property by Mortgagee. Upon the occurrence and during the continuance of any Event of Default, and in addition to all other rights of Mortgagee, Mortgagee shall have the following rights and powers (but no obligation):

                  (i) To hold, use, administer, manage and operate the Realty
            Collateral to the extent that Mortgagor could do so, and without any liability to Mortgagor in connection with such operations; and

                  (ii) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, and without regard to the adequacy of its security, to enter upon and take possession of the Realty Collateral or any part thereof, and exclude Mortgagor therefrom, and do any other acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Realty Collateral, or part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Realty Collateral, take any action described herein, sue for or otherwise collect the Rents, including those past due and unpaid, and apply the same, less reasonable costs and expenses of operation and collection including reasonable attorneys' fees, upon the Secured Obligations, all in such order as Mortgagee may determine.

      The entering upon and taking possession of the Realty Collateral, the taking of any action described herein, the collection of such Rents, and the application thereof as aforesaid, shall not cure or waive any Event of Default or notice of default or invalidate any act done in response to such Event of Default or pursuant to such notice of default and, notwithstanding the continuance in possession of the Realty Collateral or the collection, receipt and application of Rents, Mortgagee shall be entitled to exercise every right provided for in any of the Credit Documents or by law upon any Event of Default, including the right to exercise the power of sale herein conferred. Mortgagee may designate any person, firm, corporation or other entity to act on its behalf in exercising the foregoing rights and powers.

            (b) Judicial Proceedings. Upon the occurrence and during the continuance of any Event of Default, the Trustee and/or Mortgagee, in lieu of or in addition to exercising the power of sale hereafter given, may proceed by a suit or suits, in equity or at law (i) for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, (ii) for the appointment of a receiver whether there is then pending any foreclosure hereunder or the sale of the Realty Collateral, or (iii) for the enforcement of any other appropriate legal or equitable remedy; and further, in lieu of the non-judicial power of sale hereafter given for Mortgaged Property located in the State of Texas, the Trustee may proceed by suit for a sale of the Realty Collateral.

            (c) Foreclosure by Private Power of Sale of Collateral. Upon the occurrence and during the continuance of any Event of Default, the Trustee shall have the right and power to sell, as the Trustee may elect, all or a portion of the Mortgaged Property at one or more sales as an entirety or in parcels, in accordance with Section 51.002 of the Texas Property Code, as amended from time to time (or any successor provisions of Texas governing real property foreclosure sales) or with any applicable state law. Mortgagor hereby designates as Mortgagor's address for the purpose of notice the address set out in Section 6.12; provided that Mortgagor may by written notice to Mortgagee designate a different address for notice purposes. Any purchaser or purchasers will be provided with a general warranty conveyance binding Mortgagor and Mortgagor's successors and assigns. Sale of a part of the Realty Collateral will not exhaust the power of sale, and sales may be made from time to time until all of the Realty Collateral is sold or all of the Secured Obligations are paid in full.

            (d) Certain Aspects of Sale. Mortgagee will have the right to become the purchaser at any foreclosure sale and to credit the then outstanding balance of the Secured Obligations against the amount payable by Mortgagee as purchaser at such sale. Statements of fact or other recitals contained in any conveyance to any purchaser or purchasers at any sale made hereunder will conclusively establish the occurrence of any Event of Default, any acceleration of the maturity of the Secured Obligations, the advertisement and conduct of such sale in the manner provided herein, the appointment of any successor-Trustee hereunder and the truth and accuracy of all other matters stated therein. Mortgagor does hereby ratify and confirm all legal acts that the Trustee may do in carrying out the Trustee's duties and obligations under this Deed of Trust, and Mortgagor hereby irrevocably appoints Mortgagee to be the attorney-in-fact of Mortgagor and in the name and on behalf of Mortgagor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which Mortgagor ought to execute and deliver and do and perform any and all such acts and things which Mortgagor ought to do and perform under the covenants herein contained and generally to use the name of Mortgagor in the exercise of all or any of the powers hereby conferred on Trustee. Upon any sale, whether under the power of sale hereby given or by virtue of judicial proceedings, it shall not be necessary for Trustee or any public officer acting under execution or by order of court, to have physically present or constructively in his possession any of the Mortgaged Property, and Mortgagor hereby agrees to deliver to the purchaser or purchasers at such sale on the date of sale the Mortgaged Property purchased by such purchasers at such sale and if it should be impossible or impracticable to make actual delivery of such Mortgaged Property, then the title and right of possession to such Mortgaged Property shall pass to the purchaser or purchasers at such sale as completely as if the same had been actually present and delivered.

            (e) Receipt to Purchaser. Upon any sale made under the power of sale herein granted, the receipt of the Trustee will be sufficient discharge to the purchaser or purchasers at any sale for its purchase money, and such purchaser or purchasers, will not, after paying such purchase money and receiving such receipt of the Trustee, be obligated to see to the application of such purchase money or be responsible for any loss, misapplication or non-application thereof.

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            (f) Effect of Sale. Any sale or sales of the Realty Collateral will operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Mortgagor in and to the premises and the Realty Collateral sold, and will be a perpetual bar, both at law and in equity, against Mortgagor, Mortgagor's successors or assigns, and against any and all persons claiming or who shall thereafter claim all or any of the Realty Collateral sold by, through or under Mortgagor, or Mortgagor's successors or assigns. Nevertheless, if requested by the Trustee so to do, Mortgagor shall join in the execution and delivery of all proper conveyances, assignments and transfers of the Property so sold. The purchaser or purchasers at the foreclosure sale will receive as incident to his, her, its or their own ownership, immediate possession of the Realty Collateral purchased and Mortgagor agrees that if Mortgagor retains possession of the Realty Collateral or any part thereof subsequent to such sale, Mortgagor will be considered a tenant at sufferance of the purchaser or purchasers and will be subject to eviction and removal by any lawful means, with or without judicial intervention, and all damages by reason thereof are hereby expressly waived by Mortgagor.

            (g) Application of Proceeds. The proceeds of any sale of the Realty Collateral or any part thereof, whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall either be, at the option of Mortgagee, applied at the time of receipt, or held by Mortgagee in a cash collateral account as additional Mortgaged Property, and in either case, applied in the order set forth in Section 7.06 of the Credit Agreement.

            (h) Mortgagor's Waiver of Appraisement and Marshalling. Mortgagor agrees, to the full extent that Mortgagor may lawfully so agree, that Mortgagor will not at any time insist upon or plead or in any manner whatever claim the benefit of any appraisement, valuation, stay, extension or redemption law, now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, the absolute sale of the Mortgaged Property, including the Realty Collateral, or the possession thereof by any purchaser at any sale made pursuant to this Deed of Trust or pursuant to the decree of any court of competent jurisdiction; and Mortgagor, for Mortgagor and all who may claim through or under Mortgagor, hereby waives the benefit of all such laws and, to the extent that Mortgagor may lawfully do so under any applicable law, any and all rights to have the Mortgaged Property, including the Realty Collateral, marshaled upon any foreclosure of the Lien hereof or sold in inverse order of alienation. Mortgagor agrees that the Trustee may sell the Mortgaged Property, including the Realty Collateral, in part, in parcels or as an entirety as directed by Mortgagee.

            (i) Waiver of Notices, Appraisements, Reinstatement and other Rights. Mortgagor hereby expressly waives, to the full extent permitted by applicable law, any and all rights or privileges of notices, appraisements, redemption and any prerequisite in the event of foreclosure of the liens and/or security interests created herein, including without limitation, any right to reinstatement prior to foreclosure. Mortgagee at all times shall have the right to release any part of the Mortgaged Property now or hereafter subject to the liens or security interests of this Deed of Trust, any part of the proceeds of production or other income herein or hereafter assigned or pledged, or any other security it now has or may hereafter have securing the Indebtedness, without releasing any other part of the Mortgaged Property, proceeds or income, and without affecting the liens or security interests hereof as to the part or parts of the Mortgaged Property, proceeds or income not so released or the right to receive future proceeds and income

      5.2 RIGHTS TO PERSONALTY COLLATERAL UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default, Mortgagee or the Trustee may proceed against the Personalty Collateral in accordance with the rights and remedies granted herein with respect to the Realty Collateral, or will have all rights and remedies granted by the Uniform Commercial Code as in effect in Texas and this Deed of Trust. Mortgagee shall have the right to take possession of the Personalty Collateral, and for this purpose Mortgagee may enter upon any premises on which any or all of the Personalty Collateral is situated and, to the extent that Mortgagor could do so, take possession of and operate the Personalty Collateral or remove it therefrom. Mortgagee may require Mortgagor to assemble the Personalty Collateral and make it available to Mortgagee at a place to be designated by Mortgagee which is reasonably convenient to both parties. Unless the Personalty Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Mortgagee will send Mortgagor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Personalty Collateral is to be made. This requirement of sending reasonable notice will be met if such notice is mailed, postage prepaid, to Mortgagor at the address designated in Section 6.12 hereof (or such other address as has been designated as provided herein) at least ten days before the time of the sale or disposition. In addition to the expenses of retaking, holding, preparing for sale, selling and the like, Mortgagee will be entitled to recover attorney's fees and legal expenses as provided for in this Deed of Trust and in the writings evidencing the Secured Obligations before applying the balance of the proceeds from the sale or other disposition toward satisfaction of the Secured Obligations. Mortgagor will remain liable for any deficiency remaining after the sale or other disposition. Mortgagor hereby consents and agrees that any disposition of all or a part of the Mortgaged Property may be made without warranty of any kind whether expressed or implied.

      5.3 RIGHTS TO FIXTURE COLLATERAL UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default, Mortgagee may elect to treat the Fixture Collateral as either Realty Collateral or as Personalty Collateral (but not both) and proceed to exercise such rights as apply to the type of Mortgaged Property selected.

      5.4 CERTAIN REMEDIES RELATED TO RENTS. After the occurrence and during the continuance of an Event of Default, the Mortgagee may by written notice to Mortgagor terminate Mortgagor's license to collect the Rents hereunder. Any Rents received by Mortgagor after such notice shall be held in trust for the benefit of the Mortgagee, segregated from the other funds of Mortgagor, and immediately paid over to the Mortgagee, with any necessary endorsement. Mortgagor irrevocably authorizes all parties obligated to pay Rents to accept any notice from the Mortgagee that Mortgagor's license to collect the Rents has been terminated after the occurrence and during the continuance of an Event of Default and, following such notice, to follow the instructions of the Mortgagee and ignore the instructions of Mortgagor with respect to collecting the Rents, including instructions which direct the obligors to pay all amounts due directly to the Mortgagee. Upon such notification and at the expense of Mortgagor, the Mortgagee may enforce collection of any Rents, and adjust, settle, or compromise the amount or payment thereof.

      5.5 ACCOUNT DEBTORS. Mortgagee may, in its discretion, after the occurrence and during the continuance of any Event of Default, notify any account debtor to make payments directly to Mortgagee and contact account debtors directly to verify information furnished by Mortgagor. Mortgagee shall not have any obligation to preserve any rights against prior parties.

      5.6 COSTS AND EXPENSES. All reasonable sums advanced or costs or expenses incurred by Mortgagee (either by it directly or on its behalf by the Trustee or any receiver appointed hereunder) in protecting and enforcing its rights hereunder shall constitute a demand obligation owing by Mortgagor to Mortgagee as part of the Obligations. Mortgagor hereby agrees to repay such reasonable sums on demand plus interest thereon from the date of the advance or incurrence until reimbursement of Mortgagee at the same rate of interest as charged Reference Rate Advances when an Event of Default exists as set forth in the Credit Agreement.

      5.7 SET-OFF. Upon the occurrence and during the continuance of any Event of Default, Mortgagee shall have the right to set-off any funds of Mortgagor in the possession of Mortgagee against any amounts then due by Mortgagor to Mortgagee pursuant to this Deed of Trust.

                                   ARTICLE VI

                                  MISCELLANEOUS

      6.1 TRUSTEES.

            (a) Successor Trustees. The Trustee may resign in writing addressed to Mortgagee or be removed at any time with or without cause by an instrument in writing duly executed by Mortgagee. In case of the death, resignation or removal of the Trustee, a successor Trustee may be appointed by Mortgagee by instrument of substitution complying with any applicable requirements of law, and in the absence of any requirement, without other formality other than an appointment and designation in writing. The appointment and designation will vest in the named successor Trustee all the estate and title of the Trustee in all of the Mortgaged Property and all of the rights, powers, privileges, immunities and duties hereby conferred upon the Trustee. All references herein to the Trustee will be deemed to refer to any successor Trustee from time to time acting hereunder.

            (b) Indemnification of Trustee. The Trustee shall not be liable for any error of judgment or act done by the Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, INCLUDING THE TRUSTEE'S OWN NEGLIGENCE, but excluding any of the Trustee's own gross negligence or willful misconduct found to be such by a final, non-appealable judgment by a court of competent jurisdiction. The Trustee may rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and the Trustee shall have no liability for interest on any moneys received by him hereunder. MORTGAGOR SHALL REIMBURSE THE TRUSTEE FOR, AND INDEMNIFY AND SAVE THE TRUSTEE HARMLESS AGAINST, ANY AND ALL LIABILITY AND EXPENSES WHICH MAY BE INCURRED BY THE TRUSTEE IN THE PERFORMANCE OF THE TRUSTEE'S DUTIES HEREUNDER, INCLUDING THOSE INCURRED AS A RESULT OF THE TRUSTEE'S OWN NEGLIGENCE, BUT EXCLUDING SUCH LIABILITIES AND EXPENSES THAT ARE FOUND BY A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE BEEN INCURRED AS A RESULT OF THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR BAD FAITH OF THE TRUSTEE. MORTGAGOR'S OBLIGATIONS UNDER THIS SECTION 6.1(b) SHALL SURVIVE THE TERMINATION OF THIS DEED OF TRUST, THE PAYMENT IN FULL OF THE SECURED OBLIGATIONS, THE TERMINATION OF ALL OBLIGATIONS OF THE ISSUING BANKS AND THE BANKS IN RESPECT OF LETTERS OF CREDIT, AND THE TERMINATION OR EXPIRATION OF THE COMMITMENTS.

            (c) Duties of Trustee. It shall be no part of the duty of the Trustee to see to any recording, filing or registration of this Deed of Trust or any other instrument in addition or supplemental hereto, or to see to the payment of or be under any duty with respect to any tax or assessment or other governmental charge which may be levied or assessed on the Mortgaged Property, any part thereof, or against Mortgagor, or to see to the performance or observance by Mortgagor of any of the covenants and agreements contained herein. Trustee shall not be responsible for the execution, acknowledgment or validity of this Deed of Trust or of any instrument in addition or supplemental hereto or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of Mortgagee. Trustee shall have the right to seek the advice of counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of counsel. Trustee shall not incur any personal liability hereunder except for his own willful misconduct; and the Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.

      6.2 ADVANCES BY MORTGAGEE OR TRUSTEE. Each and every covenant of Mortgagor herein contained shall be performed and kept by Mortgagor solely at Mortgagor's expense. If Mortgagor fails to perform or keep any of the covenants of whatsoever kind or nature contained in this Deed of Trust, Mortgagee (either by it directly or on its behalf by the Trustee or any receiver appointed hereunder) may, but will not be obligated to, make advances to perform the same on Mortgagor's behalf, and Mortgagor hereby agrees to repay such sums and any reasonable attorneys' fees incurred in connection therewith on demand plus interest thereon from the date of the advance until reimbursement of Mortgagee at the same rate of interest as charged Reference Rate Advances when an Event of Default exists as set forth in the Credit Agreement. In addition, Mortgagor hereby agrees to repay on demand any costs, expenses and reasonable attorney's fees incurred by Mortgagee or the Trustee which are to be obligations of Mortgagor pursuant to, or allowed by, the terms of this Deed of Trust, including such costs, expenses and reasonable attorney's fees incurred pursuant to the terms hereof, plus interest thereon from the date of the advance by Mortgagee or the Trustee until reimbursement of Mortgagee or the Trustee, respectively, at the same rate of interest as charged Reference Rate Advances when an Event of Default exists as set forth in the Credit Agreement. Such amounts will be in addition to any sum of money which may, pursuant to the terms and conditions of the written instruments comprising part of the Secured Obligations, be due and owing. No such advance will be deemed to relieve Mortgagor from any default hereunder.

      6.3 TERMINATION. If the Secured Obligations (including all Letter of Credit Obligations) have been indefeasible paid in full in cash, all Letters of Credit have expired or terminated and all obligations of the Issuing Banks and the Banks in respect of Letters of Credit have terminated, and all Commitments have expired or terminated, then all of the Mortgaged Property (to the extent not sold pursuant to the terms hereof) will revert to Mortgagor and the entire estate, right, title and interest of the Trustee and Mortgagee will thereupon cease; and Mortgagee in such case shall, upon the request of Mortgagor and the payment by Mortgagor of all reasonable attorneys' fees and other expenses, deliver to Mortgagor proper instruments acknowledging satisfaction of this Deed of Trust.

      6.4 RENEWALS, AMENDMENTS AND OTHER SECURITY. Without notice or consent of Mortgagor, renewals and extensions of the written instruments constituting part or all of the Secured Obligations may be given at any time and amendments may be made to agreements relating to any part of such written instruments or the Mortgaged Property. Mortgagee may take or hold other security for the Secured Obligations without notice to or consent of Mortgagor. The acceptance of this Deed of Trust by Mortgagee shall not waive or impair any other security Mortgagee may have or hereafter acquire to secure the payment of the Secured Obligations nor shall the taking of any such additional security waive or impair the Lien and security interests herein granted. The Trustee or Mortgagee may resort first to such other security or any part thereof, or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action will not be a waiver of any rights conferred by this Deed of Trust. This Deed of Trust may not be amended, waived or modified except in a written instrument executed by both Mortgagor and Mortgagee.

      6.5 SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING. This Deed of Trust will be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, contract, deed of trust, financing statement, real estate mortgage, or security agreement, and from time to time as any one or more thereof if appropriate under applicable state law. AS A FINANCING STATEMENT, THIS DEED OF TRUST IS INTENDED TO COVER ALL PERSONALTY COLLATERAL INCLUDING MORTGAGOR'S INTEREST IN ALL HYDROCARBONS AS AND AFTER THEY ARE EXTRACTED AND ALL ACCOUNTS ARISING FROM THE SALE THEREOF AT THE WELLHEAD. THIS DEED OF TRUST SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING WITH RESPECT TO FIXTURE COLLATERAL INCLUDED WITHIN THE MORTGAGED PROPERTY. This Deed of Trust shall be filed in the real estate records or other appropriate records of the county or counties in the state in which any part of the Realty Collateral and Fixture Collateral is located as well as the Uniform Commercial Code records or other appropriate office of the state in which any Mortgaged Property is located. At Mortgagee's request, Mortgagor shall execute financing statements covering the Personalty Collateral and Fixture Collateral, which financing statements may be filed in the Uniform Commercial Code records or other appropriate office of the county or state in which any of the Collateral is located or in any other location permitted or required to perfect Mortgagee's security interest under the Uniform Commercial Code. In addition, Mortgagor hereby irrevocably authorizes Mortgagee and any affiliate, employee or agent thereof, at any time and from time to time, to file in any Uniform Commercial Code jurisdiction any financing statement or document and amendments thereto, without the signature of Mortgagor where permitted by law, in order to perfect or maintain the perfection of any security interest granted under this Deed of Trust. A photographic or other reproduction of this Deed of Trust shall be sufficient as a financing statement.

      6.6 UNENFORCEABLE OR INAPPLICABLE PROVISIONS. If any term, covenant, condition or provision hereof is invalid, illegal or unenforceable in any respect, the other provisions hereof will remain in full force and effect and will be liberally construed in favor of the Trustee and Mortgagee in order to carry out the provisions hereof.

      6.7 RIGHTS CUMULATIVE. Each and every right, power and remedy herein given to the Trustee or Mortgagee will be cumulative and not exclusive, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Trustee, or Mortgagee, as the case may be, and the exercise, or the beginning of the exercise, of any such right, power or remedy will not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. No delay or omission by the Trustee or by Mortgagee in the exercise of any right, power or remedy will impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

      6.8 WAIVER BY MORTGAGEE. Any and all covenants in this Deed of Trust may from time to time by instrument in writing by Mortgagee and the Majority Banks, be waived to such extent and in such manner as the Trustee or Mortgagee may desire, but no such waiver will ever affect or impair either the Trustee's or Mortgagee's rights hereunder, except to the extent specifically stated in such written instrument.

      6.9 TERMS. The term "Mortgagor" as used in this Deed of Trust will be construed as singular or plural to correspond with the number of persons executing this Deed of Trust as Mortgagor. If more than one person executes this Deed of Trust as Mortgagor, his, her, its, or their duties and liabilities under this Deed of Trust will be joint and several. The terms "Mortgagee", "Mortgagor", and "Trustee" as used in this Deed of Trust include the heirs, executors or administrators, successors, representatives, receiver, trustees and assigns of those parties as provided in Section 6.14 below.

      6.10 COUNTERPARTS. This Deed of Trust may be executed in any number of counterparts, each of which will for all purposes be deemed to be an original, and all of which are identical except that, to facilitate recordation, in any particular counties counterpart portions of Exhibit A hereto which describe Properties situated in counties other than the counties in which such counterpart is to be recorded may have been omitted.

      6.11 GOVERNING LAW. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of Texas.

      6.12 NOTICE. All notices required or permitted to be given by Mortgagor, Mortgagee or the Trustee shall be made in the manner set forth in the Credit Agreement and shall be addressed as follows:

      Mortgagor:          [Mortgagor]
                          % HEP Operating Company, L.P.
                          100 Crescent Court, Suite 1600
                          Dallas, Texas 75201-6927
                          Attention: Steve McDonnell
                          Facsimile: 214.871.3850

      Mortgagee:          Union Bank of California, N.A.
                          445 South Figueroa Street, 15th Floor
                          Los Angeles, California 90071
                          Attention: Don Smith
                          Facsimile: 213.236.6823

      Trustee:            Any notices to be given to the
                          Trustee shall also be delivered to Mortgagee.

      6.13 CONDEMNATION. All awards and payments heretofore and hereafter made for the taking of or injury to the Mortgaged Property or any portion thereof whether such taking or injury be done under the power of eminent domain or otherwise, are hereby assigned, and shall be paid to Mortgagee. Mortgagee is hereby authorized to collect and receive the proceeds of such awards and payments and to give proper receipts and acquittances therefor. Mortgagor hereby agrees to make, execute and deliver, upon request, any and all assignments and other instruments sufficient for the purpose of confirming this assignment of the awards and payments to Mortgagee free and clear of any encumbrances of any kind or nature whatsoever. Any such award or payment may, at the option of Mortgagee, be retained and applied by Mortgagee after payment of attorneys' fees, costs and expenses incurred in connection with the collection of such award or payment toward payment of all or a portion of the Secured Obligations, whether or not the Secured Obligations are then due and payable, or be paid over wholly or in part to Mortgagor for the purpose of altering, restoring or rebuilding any part of the Mortgaged Property which may have been altered, damaged or destroyed as a result of any such taking, or other injury to the Mortgaged Property.

      6.14 SUCCESSORS AND ASSIGNS. This Deed of Trust shall (a) be binding upon Mortgagor and its successors, transferees and assigns, and (b) inure, together with the rights and remedies of the Mortgagee hereunder, to the benefit of and be binding upon, the Mortgagee, the Issuing Banks, and the Banks and their respective successors, transferees, and assigns, and to the benefit of and be binding upon, the Swap Counterparties, and each of their respective successors, transferees, and assigns to the extent such successors, transferees, and assigns of a Swap Counterparty is a Bank or an Affiliate of a Bank. Without limiting the generality of the foregoing clause, when any Bank assigns or otherwise transfers any interest held by it under the Credit Agreement or other Credit Document to any other Person pursuant to the terms of the Credit Agreement or such other Credit Document, that other Person shall thereupon become vested with all the benefits held by such Bank under this Deed of Trust.

      6.15 ARTICLE AND SECTION HEADINGS. The article and section headings in this Deed of Trust are inserted for convenience of reference and shall not be considered a part of this Deed of Trust or used in its interpretation.

      6.16 USURY NOT INTENDED. It is the intent of Mortgagor and Mortgagee in the execution and performance of this Deed of Trust, the Credit Agreement and the other Credit Documents to contract in strict compliance with applicable usury laws governing the Secured Obligations including such applicable usury laws of the State of Texas and the United States of America as are from time-to-time in effect. In furtherance thereof, Mortgagee and Mortgagor stipulate and agree that none of the terms and provisions contained in this Deed of Trust, the Credit Agreement or the other Credit Documents shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum non-usurious rate permitted by applicable law and that for purposes hereof "interest" shall include the aggregate of all charges which constitute interest under such laws that are contracted for, charged or received under this Deed of Trust, the Credit Agreement and the other Credit Documents; and in the event that, notwithstanding the foregoing, under any circumstances the aggregate amounts taken, reserved, charged, received or paid on the Secured Obligations, include amounts which by applicable law are deemed interest which would exceed the maximum non-usurious rate permitted by applicable law, then such excess shall be deemed to be a mistake and Mortgagee shall credit the same on the principal of the Secured Obligations (or if the Secured Obligations shall have been paid in full, refund said excess to Mortgagor). In the event that the maturity of the Secured Obligations is accelerated by reason of any election of Mortgagee resulting from any Event of Default, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum non-usurious rate permitted by applicable law and excess interest, if any, provided for in this Deed of Trust, the Credit Agreement or other Credit Documents shall be canceled automatically as of the date of such acceleration and prepayment and, if theretofore paid, shall be credited on the Secured Obligations or, if the Secured Obligations shall have been paid in full, refunded to Mortgagor. In determining whether or not the interest paid or payable under any specific contingencies exceeds the maximum non-usurious rate permitted by applicable law, Mortgagor and Mortgagee shall to the maximum extent permitted under applicable law amortize, prorate, allocate and spread in equal part during the period of the full stated term of the Secured Obligations, all amounts considered to be interest under applicable law of any kind contracted for, charged, received or reserved in connection with the Secured Obligation.

      6.17 [INTENTIONALLY OMITTED.]

      6.18 NO OFFSETS, ETC. Mortgagor hereby represents, warrants and covenants to Mortgagee and the Trustee that there are no offsets, counterclaims or defenses at law or in equity against this Deed of Trust or the indebtedness secured thereby.

      6.19 BANKRUPTCY LIMITATION. Notwithstanding anything contained herein to the contrary, it is the intention of Mortgagor, the Mortgagee and the other Credit Parties that the amount of the Secured Obligation secured by Mortgagor's interests in any of its Property shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer and other similar law, rule or regulation of any Governmental Authority applicable to Mortgagor. Accordingly, notwithstanding anything to the contrary contained in this Deed of Trust in any other agreement or instrument executed in connection with the payment of any of the Secured Obligations, the amount of the Secured Obligations secured by Mortgagor's interests in any of its Property pursuant to this Deed of Trust shall be limited to an aggregate amount equal to the largest amount that would not render Mortgagor's obligations hereunder or the Liens and security interest granted to the Mortgagee hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any other applicable law.

      6.20 EXPRESS NEGLIGENCE RULE. The indemnification, release and assumption provisions provided for in this Agreement shall be applicable whether or not the losses, costs, expenses and damages in question arose solely or in part from the gross, active, passive, or concurrent negligence, strict liability or other fault of any indemnified party. Each of Administrative Agent, the Issuing Banks, the Banks, the Borrower, and each of the Guarantors acknowledges that this statement complies with the express negligence rule and is conspicuous.

      6.21 TIME OF THE ESSENCE. Time is of the essence in the performance of each and every obligation under this Deed of Trust.

      6.22 FINANCING STATEMENT AND UTILITY SECURITY INSTRUMENT FILINGS. This Deed of Trust may be filed as provided in Article 9 of the UCC, to assure that the security interests granted by this Deed of Trust are perfected. In this connection, this instrument will be presented to a filing officer under the UCC to be filed in the real estate records as a Financing Statement covering fixtures. This Deed of Trust may also be filed as provided in TEX. BUS. & COM. CODE ANN. Ch. 35 (Vernon 1996), as amended from time to time, relating to the granting of a security interest by utilities. The filing of this Deed of Trust under the provisions of TEX. BUS. & COM. CODE ANN, Ch. 35 (Vernon 1996), as amended from time to time, shall not constitute an admission by Mortgagor that it is a utility for purposes of TEX. BUS. & COM. CODE ANN. Ch. 35 (Vernon 1996), as amended from time to time, or any other statute, rule or regulation of any governmental authority or agency.

                            [SIGNATURE PAGES FOLLOW]

                  [SIGNATURE PAGE TO MORTGAGE - PAGE 1 OF ___]

      EXECUTED as of July 13, 2004.

                                          MORTGAGOR:

                                          [____________________]

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

THE STATE OF TEXAS       Section
                         Section
COUNTY OF DALLAS         Section

      The foregoing instrument was acknowledged before me this July 13, 2004 by _______________________, the __________________ of [MORTGAGOR], on behalf of
[MORTAGOR].

      Given under my hand and official seal this July 13, 2004.

                                          ______________________________________
                                          Notary Public in and for
[NOTARIAL SEAL]                           the State of Texas

                  [SIGNATURE PAGE TO MORTGAGE - PAGE 2 OF ___]

      EXECUTED as of July 13, 2004.

                                          MORTGAGEE:

                                          UNION BANK OF CALIFORNIA, N.A.

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

THE STATE OF TEXAS     Section
                       Section
COUNTY OF DALLAS       Section

      The foregoing instrument was acknowledged before me this July 13, 2004 by __________________________, the ________________ of UNION BANK OF CALIFORNIA,
N.A., a national association, on behalf of the national association.

      Given under my hand and official seal this July 13, 2004.

                                          ______________________________________
                                          Notary Public in and for
[NOTARIAL SEAL]                           the State of Texas

                                    EXHIBIT A

                        DESCRIPTION OF REALTY COLLATERAL

                                   SCHEDULE I

                        DESCRIPTION OF MATERIAL CONTRACTS

                                 Page 33 of 33